UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	333-136110	20-5188065
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1399 Franklin Avenue, Suite 100, Garden City, New York 11530

(Address of Principal Executive Office) (Zip Code)

(516) 693-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_____________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2021, Paul Cooper, the Chairman and Chief Executive Officer of GTJ REIT, Inc. (the “Company”), and Louis Sheinker, the President, Secretary and Chief Operating Officer of the Company (together, the “Executives”), entered into amended and restated employment agreements (the “Second A&R Employment Agreements”) with the Company, effective as of  January 1, 2022. The Second A&R Employment Agreements amend and restate each Executive’s prior amended and restated employment agreement with the Company, which were both dated November 8, 2016 and further amended on July 10, 2018.

Paul Cooper Employment Agreement

On November 2, 2021, the board of directors of the Company (the “Board”) following review and recommendation of the Board’s Compensation Committee (the “Compensation Committee”), approved the Company’s execution of the second amended and restated employment agreement by and between the Company and Paul Cooper (the “CEO Employment Agreement”), which agreement was executed by the parties on November 3, 2021. The CEO Employment Agreement provides for an initial term of five years, from January 1, 2022 through and including December 31, 2026, and two successive automatic one year renewal terms, unless either party gives written notice to the other party of its desire to terminate the agreement. It also provides for the payment of an annual base salary to Mr. Cooper at the rate of $750,000, subject to annual increases at the discretion of the Company. Additionally, Mr. Cooper may earn a cash bonus of $750,000 per year (the “Cooper Cash Bonus”) and an equity bonus payable in shares of the Company’s restricted common stock valued at $500,000 per year (the “Cooper Equity Bonus”), upon the achievement of certain benchmarks set forth in an annual budget approved by the Board, which amounts are subject to adjustments in the Board’s review and discretion, as set forth in the agreement; such equity bonus vesting at a rate equal to 10% on the date of grant and 10% on each of the next nine anniversaries of the date of grant while Mr. Cooper is employed by the Company. The  Company also agreed to grant Mr. Cooper a stock option under the Company’s 2017 Incentive Award Plan, as amended, or a successor plan (the “Equity Plan”), to acquire 200,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s common stock as defined in the Equity Plan and which will vest in its entirety on the 3rd anniversary of the grant date in accordance with the terms of a stock option agreement (the “Option Agreement”). The stock option will be granted as soon as practicable after the Company receives its annual valuation in 2022 for the purpose of valuing shares of common stock pursuant to the Equity Plan. Mr. Cooper will also be entitled to receive, for each fiscal year of his employment period with the Company, long term equity incentive awards in the form of restricted stock under the Equity Plan when the Company attains the Adjusted Funds From Operations (“AFFO”) targets (as described in the Company’s Long-Term Equity Plan (the “LTEP”)) and as further adjusted in accordance with the procedures set forth in Appendix 1 to the LTEP. In addition, the CEO Employment Agreement provides that the Company will provide Mr. Cooper with certain usual and customary benefits commensurate with his position including without limitation, medical insurance, $7 million term life insurance, disability insurance, and participation in the Company’s 401(k) plan. The CEO Employment Agreement also contains the following termination terms and provisions:

•

In the event that (i) Mr. Cooper terminates his employment with the Company without good reason or (ii) the Company terminates Mr. Cooper’s employment for cause, the Company’s obligations under the agreement will be reduced to paying his unpaid salary and reimbursable expenses owing to him prior to such termination (the “Accrued Obligations”), and

•

In the event that (i) Mr. Cooper terminates his employment with the Company for good reason, or (ii) the Company terminates Mr. Cooper during his employment term without cause, (iii) Mr. Cooper terminates his employment with the Company during the 90-day period following a change of control of the Company, or (iv) the Company elects not to renew the CEO Employment Agreement after the expiration of the initial or renewal term, then in each case, the Company’s termination obligations will include the payment of the Accrued Obligations, severance payments (the amount of which depends on the circumstances of his departure), accelerated vesting of unvested equity bonus and COBRA payments equal to the lesser of the remainder of the term or the maximum period of COBRA continuation coverage applicable to the Chief Executive Officer.

The severance payments referenced above will be calculated as follows: (a) if Mr. Cooper terminates his employment for good reason or if the Company terminates Mr. Cooper during his employment without cause, the Company will pay him (x) three years of his then current salary, plus a lump sum in an amount equal to three (3) times the greatest amount of the Cooper Cash Bonus and Cooper Equity Bonus that Mr. Cooper earned in any one year during the shorter of (y) the three-year period prior to notice of termination or any period during the CEO Employment Agreement.

Further, if Mr. Cooper’s employment was terminated pursuant to clause (iv) above at the end of his initial employment term (the “Cooper Initial Term”) and provided the Company achieves the applicable bonus criteria (the “Bonus Criteria”), on an aggregate basis for each specified criterion during the Cooper Initial Term, as of the end of the 2026 fiscal year, then his severance payment would be equal to 1x his then base salary, plus 1x his Cooper Cash Bonus and Cooper Equity Bonus (assuming achievement of the Bonus Criteria at target), in addition to the Cooper Cash Bonus and Cooper Equity Bonus payments previously described as owed for the 2026 fiscal year; provided further, that if the Company fails to achieve the Bonus Criteria, on an aggregate basis for each specified criteria during the Cooper Initial Term, as of the end of the 2026 fiscal year, then no payments in this paragraph shall be payable to Mr. Cooper.

To the extent his employment was terminated pursuant to clause (iv) above at the end of his renewal employment term, then his severance payment would be equal to his then base salary he would have earned during the renewal term and the Cooper Cash Bonus and Cooper Equity Bonus (assuming achievement of the Bonus Criteria for such renewal term) he could have earned during the remainder of such renewal term, in addition to the Cooper Cash Bonus and Cooper Equity Bonus payments previously described as owed for the fiscal year. The CEO Employment Agreement also contains certain confidentiality, non-solicitation/non-competition and other provisions customary for agreements of this nature.

Louis Sheinker Employment Agreement

On November 2, 2021, the Board also, following review and recommendation of the Compensation Committee, approved the Company’s execution of the amended and restated Employment Agreement by and between the Company and Louis Sheinker (the “President Employment Agreement”), which agreement was executed by the parties on November 3, 2021. The President Employment Agreement provides for an initial term of five years, from January 1, 2022 through and including December 31, 2026, and two successive automatic one year renewal terms, unless either party gives written notice to the other party of its desire to terminate the agreement. It also provides for the payment of an annual base salary to Mr. Sheinker at the rate of $750,000, subject to annual increases at the discretion of the Company. Additionally, Mr. Sheinker may earn a cash bonus of $750,000 per year (the “Sheinker Cash Bonus”) and an equity bonus payable in shares of the Company’s restricted common stock valued at $500,000 per year (the “Sheinker Equity Bonus”), upon the achievement of certain benchmarks set forth in an annual budget approved by the Board, which amounts are subject to adjustments in the Board’s review and discretion, as set forth in the agreement; such equity bonus vesting at a rate equal to 10% on the date of grant and 10% on each of the next nine anniversaries of the date of grant while Mr. Sheinker is employed by the Company. The Company also agreed to grant Mr. Sheinker a stock option under the Company’s Equity Plan, to acquire 200,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s common stock as defined in the Equity Plan and which will vest in its entirety on the 3rd anniversary of the grant date in accordance with the terms of the Option Agreement. The stock option will be granted as soon as practicable after the Company receives its annual valuation in 2022 for the purpose of valuing shares of common stock pursuant to the Equity Plan.  Mr. Sheinker will also be entitled to receive, for each fiscal year of his employment period with the Company, long term equity incentive awards in the form of restricted stock under the Equity Plan when the Company attains the AFFO targets (as described in the LTEP) and as further adjusted in accordance with the procedures set forth in Appendix 1 to the LTEP. In addition, the President Employment Agreement provides that the Company will provide Mr. Sheinker with certain usual and customary benefits commensurate with his position including without limitation, medical insurance, $7 million term life insurance, disability insurance, and participation in the Company’s 401(k) plan. The President Employment Agreement also contains the following termination terms and provisions:

•

In the event that (i) Mr. Sheinker terminates his employment with the Company without good reason or (ii) the Company terminates Mr. Sheinker’s employment for cause, the Company’s obligations under the agreement will be reduced to paying the Accrued Obligations, and

•

In the event that (i) Mr. Sheinker terminates his employment with the Company for good reason, or (ii) the Company terminates Mr. Sheinker during his employment term without cause, (iii) Mr. Sheinker terminates his employment with the Company during the 90-day period following a change of control of the Company, or (iv) the Company elects not to renew the President Employment Agreement after the expiration of the initial or renewal term, then in each case, the Company’s termination obligations will include the payment of the Accrued Obligations, severance payments (the amount of which depends on the circumstances of his departure), accelerated vesting of unvested equity bonus and COBRA payments equal to the lesser of the remainder of the term or the maximum period of COBRA continuation coverage applicable to the Chief Operating Officer.

The severance payments referenced above will be calculated as follows: (a) if Mr. Sheinker terminates his employment for good reason or if the Company terminates Mr. Sheinker during his employment without cause, the Company will pay him (x) three years of his then current salary, plus a lump sum in an amount equal to three (3) times the greatest amount of the Sheinker Cash Bonus and Sheinker Equity Bonus that Mr. Sheinker earned in any one year during the shorter of (y) the three-year period prior to notice of termination or any period during the President Employment Agreement.

Further, if Mr. Sheinker’s employment was terminated pursuant to clause (iv) above at the end of his initial employment term (the “Sheinker Initial Term”) and provided the Company achieves the applicable Bonus Criteria, on an aggregate basis for each specified criterion during the Sheinker Initial Term, as of the end of the 2026 fiscal year, then his severance payment would be equal to 1x his then base salary, plus 1x his Sheinker Cash Bonus and Sheinker Equity Bonus (assuming achievement of the Bonus Criteria at target), in addition to the Sheinker Cash Bonus and Sheinker Equity Bonus payments previously described as owed for the 2026 fiscal year; provided further, that if the Company fails to achieve the Bonus Criteria, on an aggregate basis for each specified criteria during the Sheinker Initial Term, as of the end of the 2026 fiscal year, then no payments in this paragraph shall be payable to Mr. Sheinker.

To the extent his employment was terminated pursuant to clause (iv) above at the end of his renewal employment term, then his severance payment would be equal to his then base salary he would have earned during the renewal term and the Sheinker Cash Bonus and Sheinker Equity Bonus (assuming achievement of the Bonus Criteria for such renewal term) he could have earned during the remainder of such renewal term, in addition to the Sheinker Cash Bonus and Sheinker Equity Bonus payments previously described as owed for the fiscal year. The President Employment Agreement also contains certain confidentiality, non-solicitation/non-competition and other provisions customary for agreements of this nature.

Long-Term Equity Plan

On November 2, 2021, the Board approved the LTEP, which memorializes the terms and conditions of long term equity incentive awards that can be earned by the Executives pursuant to the Second A&R Employment Agreements.  The LTEP provides that each Executive will be entitled to receive long term equity incentive awards in the form of restricted stock under the Equity Plan equal to $2 million for each fiscal year in which the Company attains AFFO benchmarks of $1.50, $2.00, $2.50, $3.00 and $3.50 per share (provided that each such award is conditioned on the determination by the Compensation Committee in its sole discretion that the attainment of the particular AFFO target is sustainable).  Once an AFFO target is met for a fiscal year, attainment of the same target in subsequent fiscal years shall not result in an additional award under the LTEP.

The foregoing description of the Second A&R Employment Agreements, form of Option Agreement, and LTEP does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A&R Employment Agreements, form of Option Agreement, and LTEP, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Second Amended and Restated Employment Agreement, dated as of November 2, 2021, by and between the Company and Paul Cooper.
10.2	Second Amended and Restated Employment Agreement, dated as of November 2, 2021, by and between the Company and Louis Sheinker.
10.3	Form of Stock Option Agreement under the 2017 Incentive Award Plan.
10.4	GTJ REIT, Inc. Long-Term Equity Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GTJ REIT, Inc. By: /s/ Louis Sheinker Louis Sheinker President and Chief Operating Officer

Date: November 4, 2021